UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________

FORM 8-K
_________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019
_________

TRISTATE CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_________

Pennsylvania	001-35913	20-4929029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oxford Centre
301 Grant Street, Suite 2700
Pittsburgh, Pennsylvania 15219
(Address of principal executive offices, and zip code)

(412) 304-0304
(Registrant's telephone number, including area code)
_________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock	TSCAP	Nasdaq Global Select Market
_________

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2019, TriState Capital Holdings, Inc. (the “Company”) held its annual meeting of shareholders. At the annual meeting, shareholders of the Company: (1) elected E.H. (Gene) Dewhurst, A. William Schenck III and John B. Yasinsky to the Board of Directors for terms expiring in 2023; (2) approved the compensation of the Company’s named executive officers on an advisory basis; (3) approved annual advisory votes on executive compensation; and (4) approved the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The final results of voting on each of the matters submitted to a vote of the Company's shareholders during the annual meeting are as follows.

1. Election of Directors	For	Withheld	Broker Non-Votes
E.H. (Gene) Dewhurst	25,452,391	750,641	1,625,109
A. William Schenck III	24,830,840	1,372,192	1,625,109
John B. Yasinsky	24,929,415	1,273,617	1,625,109

	For	Against	Abstain
2. Advisory vote on the compensation of our named executive officers	24,906,050	616,475	680,507

	One Year	Two Years	Three Years	Abstain
3. Advisory vote on the frequency of future advisory votes on executive compensation	23,650,997	178,678	2,162,967	210,390

	For	Against	Abstain
4. Ratification of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019	27,697,870	32,685	97,586

In light of the shareholder vote on the advisory proposal regarding the frequency of future advisory votes on executive compensation and the Company’s Board of Directors’ recommendation that shareholders vote to hold future advisory votes on executive compensation on an annual basis, the Company will hold such vote on an annual basis until the next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRISTATE CAPITAL HOLDINGS, INC.

By:	/s/ James F. Getz
James F. Getz
Chairman, President and Chief Executive Officer

Date: May 20, 2019

4